UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]Preliminary Information Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[_]Definitive Information Statement

Nevaeh Enterprises Ltd.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and Rule 0-11(a)(4).

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transactions:

5)	Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF NEVAEH ENTERPRISES LTD.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Nevaeh Enterprises Ltd.

58 Dongcheng District

Beijing, China 100027

(949) 419-6588

INFORMATION STATEMENT

(Preliminary)

March ____, 2014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENRAL INFORMATION

To the Holders of Common Stock of Nevaeh Enterprises Ltd:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, $0.001 par value per share (the “Common Stock”), of Nevaeh Enterprises Ltd., a Nevada corporation (the “Corporation”), of record at the close of business on February 20, 2014, to notify the Stockholders that on February 20, 2014, the Corporation received a written consent in lieu of a meeting of the holders of 72.74% of the total voting power of all issued and outstanding voting securities of the Corporation (the “Majority Stockholders”). The Majority Stockholders authorized amending our Articles of Incorporation to:

•	Change the name of the Corporation from Nevaeh Enterprises Ltd. to Pan Ocean Container Supplies Ltd. (the “Name Change”).
•	Increase the authorized number of shares of the Common Stock from 50,000,000 to 500,000,000, par value of $.001 per share (the “Share Change”).

On February 20, 2014, by written consent, the Board of Directors of the Corporation approved, and recommended to the Majority Stockholders that they approve, the Name Change and the Share Change. On February 20, 2014, the Majority Stockholders approved the Name Change and the Share Change by written consent in lieu of a meeting, in accordance with Nevada law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change or the Share Change.

Pursuant to Rule 14c-2 pursuant to the Securities Exchange Act of 1934, as amended, the Name Change and the Share Change will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Board of Directors of the Corporation has fixed the close of business on February 20, 2014, as the record date for the determination of stockholders who are entitled to receive this Information Statement.

We anticipate that we will mail this Notice of Stockholder Action by Written Consent to the Stockholders on or about March 4, 2014, or as soon thereafter as practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

/s/ Qi Tang__________

Chief Executive Officer

Nevaeh Enterprises Ltd.

58 Dongcheng District

Beijing, China 100027

(949) 419-6588

INFORMATION STATEMENT

(Preliminary)

March 4, 2014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

NO VOTE OR OTHER CONSENT OF THE STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the holders (the “Stockholders”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of Nevaeh Enterprises Ltd., a Nevada corporation (the “Corporation”), in connection with the actions by holders of a majority of issued and outstanding shares of the Common Stock taken by written consent on February 20, 2014, to approve the actions described in this Information Statement. In this Information Statement, all references to “the Corporation,” “we,” “us” or “our” refer to Nevaeh Enterprises Ltd., a Nevada corporation.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Name Change and the Share Change will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to the Stockholders, or as soon thereafter as is practicable.

We are mailing this Information Statement to our stockholders of record on or about March 4, 2014.

On February 20, 2014, by written consent, our Board of Directors approved the Name Change and the Share Change, subject to approval by the Stockholders.

On February 20, 2014, certain Stockholders who, collectively, own 4,100,000 shares of the Common Stock, or approximately 72.74% of the voting power of the Common Stock, consented in writing to (i) change the name of the Corporation from Nevaeh Enterprises Ltd. to Pan Ocean Container Supplies Ltd. and (ii) increase the authorized number of shares of our common stock from 50,000,000 to 500,000,000, $.001 par value.

No other corporate action was taken by written consent.

Our Board of Directors determined to pursue stockholder action by majority written consent, to reduce the costs and the management time required to hold a special meeting of Stockholders and implement the Name Change and the Share Change in a timely manner.

NO VOTE REQUIRED

We are not soliciting consent to approve the Name Change and the Share Change. Our Bylaws and Nevada law permit us to take any action which may be taken at an annual or special meeting of our stockholders by written consent, if the holders of the majority of the shares of the Common Stock sign and deliver to us a written consent to that action.

All corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of informing the Stockholders of the Name Change and the Share Change and giving the Stockholders advanced notice of the Name Change and the Share Change.

NO DISSENTER’S RIGHTS

Pursuant to Nevada law, the Stockholders are not entitled to dissenter’s rights of appraisal with respect to the Name Change or the Share Change, and we will not independently provide the Stockholders with any such rights.

INTERESTS OF CERTAIN PERSONS IN OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Corporation has any substantial interest in the Name Change or the Share Change, other than his role as an officer and director of the Corporation.

ACTIONS TO BE TAKEN

The Name Change and the Share Change will become effective on the date that we file the Certificate of Amendment to our Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada. We intend to file the Amendment with the Secretary of State of the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to our stockholders, or as soon thereafter as is practicable.

Prior to filing the Amendment, we must first notify FINRA by filing the Issuer Company-Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change. Our failure to provide such notice may constitute fraud pursuant to Section 10 of the Exchange Act.

Currently, we expect to file the Amendment on or about March 24, 2014, or as soon thereafter as practicable.

NAME CHANGE

We believe that changing the name of the Corporation to Pan Ocean Container Supplies Ltd. will benefit us and the Stockholders, because that name is consistent with certain business opportunities available to us.

SHARE CHANGE

Currently, we have 50,000,000 shares of the Common Stock authorized, of which 5,500,000 shares are issued and outstanding. As a result of the Share Change, we will have 500,000,000 shares of the Common Stock authorized for issuance. Our Board of Directors believes the current number of authorized and unissued shares of the Common Stock available for issuance may be too limited to allow prompt or flexible action by our Board of Directors, if and when required. The Share Change will not have any immediate effect on the rights of existing Stockholders, but may have a dilutive effect on existing Stockholders, if additional shares of the Common Stock are issued.

Our Board of Directors believes that it is advisable and in the best interests of the Corporation to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the Corporation’s future purposes. The unissued shares of the Common Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. The Corporation has no present plans or commitments for the issuance or use of the proposed additional shares of the Common Stock in connection with any financing.

Any additional issuance of common stock could, in certain circumstances, have the effect of delaying or preventing a change in control of the Corporation, by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Corporation. Shares of the Common Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Corporation by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such additional shares of the Common Stock could discourage an attempt by a party to acquire control of the Corporation by tender offer or other means. Such issuances could, therefore, deprive the Stockholders of benefits that could result from such an attempt, such as the realization of a premium in excess of the market price of the Common Stock that such an attempt could cause. Moreover, the issuance of additional shares of the Common Stock to persons with interests aligned with that of our Board of Directors could make it more difficult to remove incumbent managers and directors from office, even if such change were to be favorable to the Stockholders generally.

While the increase in the authorized number of shares of the Common Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Share Change outweighs any disadvantages. To the extent that the increase in the authorized number of shares of the Common Stock may have anti-takeover effects, the Share Change may encourage persons seeking to acquire control of the Corporation to negotiate directly with our Board of Directors, enabling our Board of Directors to consider a proposed transaction in a manner that best serves the Stockholders’ interests.

The Share Change is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures. The Corporation has no intention to use the increased number of authorized common stock for anti-takeover purposes. The Stockholders, however, should note that the availability of additional authorized and unissued shares of the Common Stock could make any attempt to gain control of or our Board of Directors more difficult or time consuming and the availability of additional authorized and unissued shares of the Common Stock might make it more difficult to remove management. The Corporation is not aware of any proposed attempt to take over the Corporation or of any attempt to acquire a large block of the Common Stock.

WHEN THE NAME CHANGE AND SHARE CHANGE WILL BE EFFECTIVE

Prior to filing the Amendment, we must first notify FINRA by filing the Issuer Company-Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change. Our failure to provide such notice may constitute fraud pursuant to Section 10 of the Exchange Act.

Upon effectiveness of the Name Change, the Common Stock will, also, have a new CUSIP number. Until approval of the Name Change by FINRA and issuance by FINRA of the Company’s new ticker symbol following the filing of the Amendment with the Nevada Secretary of State, the Common Stock will continue to trade on the OTC Markets BB tier using its current name and CUSIP number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table specifies certain information regarding the beneficial ownership of the Common Stock as of February 20, 2014 of (i) each person known to us to beneficially own more than 10% of the Common Stock, (ii) our directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group. As of February 20, 2014, there were a total of 5,500,000 shares of the Common Stock outstanding. Each share of the Common Stock is entitled to one vote regarding matters for which holders of voting stock of the Corporation are eligible to vote. The column entitled “Percent” specifies the percentage of voting Common Stock beneficially owned by each specified party.

The number of shares beneficially owned is determined pursuant to the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Pursuant to those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of February 20, 2014, by the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise specified, each person specified in that table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of the Common Stock specified as owned by that person.

Directors and Executive Officers Beneficial Ownership

Number of Shares Percent

Qi Tang, Chief Executive Officer, Chief 4,000,000 72.72%

Financial Officer, Secretary and

Sole Director(1)

Directors and Executive Officers as a Group (2) 4,000,000 72.72%

_________________

(1)Includes (a) 4,000,000 shares of Common Stock held by Qi Tang on his own behalf and (b) no currently vested options or warrants to purchase shares of Common Stock.

(2)Includes (a) 4,000,000 shares of Common Stock held by Directors and Officers on their own behalf and (b) no currently vested options or warrants held by Directors and Officers to purchase shares of Common Stock.

INFORMATION REGARDING MAJORITY STOCKHOLDERS

Pursuant to our Bylaws and the Nevada Revised Statues, a vote by the holders of at least a majority of the outstanding shares of the Common Stock is required to effect the Name Change and the Share Change. As of February 20, 2014, we had 5,500,000 shares of the Common Stock issued and outstanding. The Common Stock is our only voting securities. The Majority Stockholders are the record and beneficial owners of 4,100,000 issued and outstanding shares of the Common Stock, which represents approximately 72.74% of the issued and outstanding shares of the Common Stock. No consideration was paid for their consent. The Majority Stockholders’ names, affiliations with the Corporation and their beneficial holdings are as follows:

Name Affiliation Number of Shares Percentage

Qi Tang (1) Director, Officer and Stockholder 4,000,000 72.72%

Shen Xi None 50,000 .01

Qu Bofu None 50,000 .01

TOTAL 4,100,000 72.74%

(1) Qi Tang is the Chief Executive Officer, Chief Financial Officer, Secretary and sole director of the Corporation.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be paid by the Corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and Form 10-Q, respectively, with the SEC. Reports and other information filed by the Corporation can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington DC 20549. Copies of such materials can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a website on the Internet (htpp://www.sec.gov) that makes available reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Corporation, are incorporated herein by reference:

(1)	Annual Report on Form 10-K, filed with the SEC on August 13, 2013;
(2)	Quarterly Report on Form 10-Q, filed with the SEC on September 23, 2013;
(3)	Current Report on Form 8-K, filed with the SEC on December 19, 2013;
(4)	Quarterly Report on Form 10-Q, filed with the SEC on December 19, 2013; and
(5)	Amended Quarterly Report on Form 10-Q/A, filed with the SEC on January 30, 2014.

You may request a copy of these filings, at no cost, by writing Nevaeh Enterprises Ltd. at 58 Dongcheng District, Beijing, China 10027 or telephoning the Corporation at (949) 419-6588. Any information specified in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that information specified in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous information. Any information so modified or superseded will not be deemed a part of this Information Statement, except as modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. We will, however, deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification specifying (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement, to us at 58 Dongcheng District, Beijing, China 100027, telephone (949) 419-6588.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and prefer the Corporation mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Corporation at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and prefer the Corporation mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Corporation’s principal executive offices.

This Information Statement is provided to the holders of the Common Stock only for information purposes in connection with the action specified herein, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please read this Information Statement carefully.

By Order of the Board of Directors,

/s/ Qi Tang__________

Chief Executive Officer